Exhibit 3.1

CERTIFICATE OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

SOUTHERN CALIFORNIA EDISON COMPANY

The undersigned, ALISA DO and MICHAEL A. HENRY, hereby certify that they are the duly elected and acting Vice President and Corporate Secretary and Assistant Secretary, respectively, of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, with California entity number 0057827, and that the Articles of Incorporation of said corporation shall be amended and restated as follows:

“AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

SOUTHERN CALIFORNIA EDISON COMPANY

First: The name of the corporation is:

SOUTHERN CALIFORNIA EDISON COMPANY

Second: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

Third: Intentionally omitted.

Fourth: Intentionally omitted.

Fifth: SPECIAL VOTING PROVISIONS: The preferred capital stock of the corporation may be increased or diminished at a meeting of the shareholders of said corporation by a vote representing at least two-thirds of the entire subscribed or issued capital stock of the corporation.

Sixth: AUTHORIZED CAPITAL:

1.The corporation is authorized to issue the following designated classes of shares of stock with the following number of shares per class:

(a)Cumulative Preferred Stock--twenty-four million (24,000,000) shares with a par value of $25 per share;

(b)$100 Cumulative Preferred Stock--twelve million (12,000,000) shares with a par value of $100 per share;

(c)	Preference Stock--fifty million (50,000,000) shares with no par value; and

(d)	Common Stock--five hundred sixty million (560,000,000) shares with no par value.

2.CUMULATIVE PREFERRED STOCK AND $100 CUMULATIVE PREFERRED STOCK: Shares of the Cumulative Preferred Stock may be issued from time to time in one or more series, and shares of the $100 Cumulative Preferred Stock may be issued from time to time in one or more series. Each series of Cumulative Preferred Stock and each series of $100 Cumulative Preferred Stock shall be so designated as to distinguish it from other series of such stock. Such designation may include an appropriate reference to its dividend rate and any other characteristics. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Article, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights (in addition to the voting rights hereinafter provided), rights and terms of redemption (including sinking fund provisions), the redemption price or prices and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock and of any wholly unissued series of $100 Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series. The term “fixed for such series” and correlative terms shall be deemed to mean as stated in a resolution or resolutions adopted by the Board of Directors in exercise of the authority granted by this paragraph. The term “Board of Directors,” as used in these Articles, shall be deemed to include any duly authorized and functioning committee of the Board of Directors of the corporation, to the extent such committee is permitted to exercise the powers of the Board of Directors under the California General Corporation Law. In addition to any other rights, preferences, privileges and restrictions that the Board of Directors may grant to or impose upon any wholly unissued series of Cumulative Preferred Stock or any wholly unissued series of $100 Cumulative Preferred Stock, all of the holders of shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock shall be subject to the following limits and restrictions:

(a)Dividend Rights: The holders of the Cumulative Preferred Stock of each series and the holders of the $100 Cumulative Preferred Stock of each series, in preference to the holders of the Preference Stock and the Common Stock, shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cash dividends at the rate fixed for such series, and no more, payable quarterly on such dates as may be determined by the Board of Directors with respect to the quarterly period (or, in the case of initial issuance of any shares of any series, with respect to the portion of such period) ending on each such respective payment date. Such dividends with respect to any particular shares of such stock shall be cumulative from the first day of the quarterly period in which such shares were issued or, in the case of initial issuance of any shares of any series, from the date of issuance thereof. No dividend shall be paid upon, or declared or set apart for, any share of Cumulative Preferred Stock or any share of $100 Cumulative Preferred Stock for any current dividend period if dividends on any series of Cumulative Preferred Stock or any series of $100 Cumulative Preferred Stock are accumulated and unpaid for any prior quarterly dividend period, or, in the case of payment of dividend arrearages on Cumulative Preferred Stock or on $100 Cumulative Preferred Stock, unless at the same time a like proportionate dividend for the same or corresponding dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock of all series then issued and outstanding and entitled to receive such dividend.

In no event, so long as any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on the Preference Stock or the Common Stock, nor shall any shares of Preference Stock or Common Stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock of all series for all past quarterly dividend periods shall have been paid or declared and set apart. The foregoing provisions of this subparagraph shall not, however, apply to a dividend payable in Preference Stock or Common Stock or to the acquisition of any shares of Preference Stock or Common Stock in exchange for, or through application of the proceeds of the sale of, any shares of Preference Stock or Common Stock.

(b)Liquidation Rights: In the event of any voluntary liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of the Preference Stock or the Common Stock, the holders of the Cumulative Preferred Stock and the holders of the $100 Cumulative Preferred Stock shall be entitled to be paid in full the liquidation preferences fixed by the Board of Directors for the respective series thereof, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment. In the event of any involuntary liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of the Preference Stock or the Common Stock, the holders of the Cumulative Preferred Stock shall be entitled to be paid the sum of twenty-five dollars ($25) per share, and the holders of the $100 Cumulative Preferred Stock shall be entitled to be paid the sum of one hundred dollars ($100) per share, together, in the case of each class, with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment. If, upon any liquidation, dissolution or winding up of the affairs of the corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock the holders of all series of Cumulative Preferred Stock and all series of $100 Cumulative Preferred Stock shall share ratably in any distribution of assets to shares of such classes in proportion to the full amounts to which they would otherwise be respectively entitled.

(c)Voting Rights: The Cumulative Preferred Stock shall be entitled to voting rights on the basis of six votes per share. The Cumulative Preferred Stock and the $100 Cumulative Preferred Stock shall also, in addition to such voting rights as may be fixed for any series thereof, be entitled to the following voting rights:

(1)So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least two-thirds of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:
(i)any amendment of the Articles of Incorporation which would change any outstanding shares of Cumulative Preferred Stock in any one or more of the following respects: (1) to authorize the corporation to levy assessments thereon; (2) to reduce the dividend rate thereof; (3) to make noncumulative, in whole or in part, the dividends payable with respect thereto; (4) to reduce the redemption price thereof; (5) to reduce any amount payable thereon upon voluntary or involuntary liquidation; (6) to eliminate, diminish or alter adversely conversion rights pertaining thereto; (7) to diminish or eliminate voting rights pertaining thereto; (8) to rearrange the priority of outstanding shares of Cumulative Preferred Stock so as to make them subject to the preferences of other then outstanding shares as to distributions by way of dividends or otherwise; provided, however, that if such amendment changes in any of the foregoing respects one or more but not all series of Cumulative Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of each series so affected shall be required;

(ii)the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Cumulative Preferred Stock; or

(iii)the consolidation or merger of the corporation; provided, however, that this restriction shall not apply to, nor shall it operate to prevent, a consolidation or merger of the corporation with a subsidiary of the corporation, if none of the voting powers, rights or preferences of the holders of the Cumulative Preferred Stock will be adversely affected thereby, and if none of the property or business theretofore owned or operated by the corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance of such subsidiary, and if the company resulting from or surviving such consolidation or merger will be authorized to carry on the business then being conducted by the corporation and will have authorized and outstanding, after such consolidation or merger, no stock of any class or other securities ranking senior to or on a parity with the Cumulative Preferred Stock, or securities convertible into any such stock or securities, except the same number of shares of stock and the same amount of other securities with the same voting powers, rights and preferences as the stock and securities of the corporation authorized and outstanding immediately preceding such consolidation or merger, and if each holder of Cumulative Preferred Stock at the time of such consolidation or merger will receive the same number of shares, with the same voting powers, rights and preferences, of the resulting or surviving company as he held of the Cumulative Preferred Stock; and provided, further, that in the event of the amendment of the applicable laws of the State of California so as to permit the consolidation or merger of the corporation upon the vote of the holders of less than two-thirds of the outstanding shares of each class of stock of the corporation, then the consent of the holders of only such lesser proportion of the Cumulative Preferred Stock at the time outstanding (but in no event of less than a majority thereof) shall be necessary for effecting or validating the consolidation or merger of the corporation;

provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, or when such consolidation or merger is to take effect, as the case may be, provision is to be made as provided in the third paragraph of subparagraph

(d)of this paragraph 2 for the redemption of all shares of Cumulative Preferred Stock at the time outstanding or, in the case of any such amendment as to which the consent of less than all series of the Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of Cumulative Preferred Stock the consent of which would otherwise be required.

(2)So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least majority of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)the increase in the authorized amount of the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock or the authorization or creation, or the increase in the authorized amount, of any new class of stock ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock or of any security convertible into Cumulative Preferred Stock or $100 Cumulative Preferred Stock or into stock of any class ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock;

(ii)the sale, lease or conveyance of all or substantially all of the property or business of the corporation, or the parting with control thereof; or

(iii)the issue of any additional shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock (or the reissue of any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock) or any shares of stock of any class ranking senior to or on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, unless the consolidated income of the corporation and its subsidiaries (determined as hereinafter provided) for any thirty-six consecutive calendar months within the thirty-nine calendar months immediately preceding the month within which the issuance of such additional shares is authorized by the Board of Directors of the corporation shall have been in the aggregate not less than one and one-half times the sum of the interest requirements for three years on all of the funded indebtedness and other borrowings of the corporation and its subsidiaries to be outstanding at the date of such proposed issue and the full dividend requirements for three years on all shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock and all other stock, if any, ranking senior to or on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock to be outstanding at the date of such proposed issue, including the shares then proposed to be issued but excluding any such indebtedness and borrowings and any such shares proposed to be retired in connection with such issue. “Consolidated income” for any period for all purposes of this paragraph 2 shall be computed by adding to the consolidated net income of the corporation and its subsidiaries for said period (determined as hereinafter provided) the amount deducted for interest on funded indebtedness and other borrowings of the corporation and its subsidiaries in determining such consolidated net income. “Consolidated net income” for any period for all purposes of this paragraph 2 shall be as determined by independent certified public accountants of national reputation selected by the corporation, and in determining such consolidated net income for any period, there shall be deducted, in addition to other items of expense, the amount charged to income for said period on the books of the corporation and its subsidiaries for taxes and the provisions for depreciation as recorded on such books or the minimum amount required therefor under the provisions of any then existing general indenture of mortgage or deed of trust of the corporation, whichever is larger; and the Board of Directors of the corporation may, in the exercise of their discretion, make adjustments by way of increase or decrease in such consolidated net income to give effect to changes therein resulting from any acquisition of properties or to any redemption, acquisition, purchase, sale or exchange of securities by the corporation or its subsidiaries either prior to the issuance of any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock or stock ranking senior to or on a parity therewith then to be issued or in connection therewith. The term “subsidiary” shall mean, for all purposes of this paragraph 2, any company of which the corporation, directly or through another subsidiary, owns or controls a majority of the outstanding shares of stock entitling the holders thereof to elect a majority of the directors of such company, either at all times or so long as there is no default in the payment of dividends upon any stock having a preference or priority over such stock;

provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when the increase in the authorized amount of the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock or the authorization or creation or increase in the authorized amount of any such parity stock or any such convertible security, or any such sale, lease, conveyance, or parting with control, or the issue of any such additional shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock or any such senior or parity stock, as the case may be, is to be made, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of Cumulative Preferred Stock at the time outstanding.

(3)So long as any shares of $100 Cumulative Preferred Stock are outstanding, the consent of the holders of at least two-thirds of the $100 Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)any amendment of the Articles of Incorporation which would change any outstanding shares of $100 Cumulative Preferred Stock in any one or more of the following respects: (1) to authorize the corporation to levy assessments thereon; (2) to reduce the dividend rate thereof; (3) to make noncumulative, in whole or in part, the dividends payable with respect thereto; (4) to reduce the redemption price thereof; (5) to reduce any amount payable thereon upon voluntary or involuntary liquidation; (6) to eliminate, diminish or alter adversely conversion rights pertaining thereto; (7) to diminish or eliminate voting rights pertaining thereto; (8) to rearrange the priority of outstanding shares of $100 Cumulative Preferred Stock so as to make them subject to the preferences of other then outstanding shares as to distributions by way of dividends or otherwise; provided, however, that if such amendment changes in any of the foregoing respects one or more but not all series of $100 Cumulative Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of each series so affected shall be required;

(ii)the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the $100 Cumulative Preferred Stock; or

(iii)the consolidation or merger of the corporation; provided, however, that this restriction shall not apply to, nor shall it operate to prevent, a consolidation or merger of the corporation with a subsidiary of the corporation, if none of the voting powers, rights or preferences of the holders of the $100 Cumulative Preferred Stock will be adversely affected thereby, and if none of the property or business theretofore owned or operated by the corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance of such subsidiary, and if the company resulting from or surviving such consolidation or merger will be authorized to carry on the business then being conducted by the corporation and will have authorized and outstanding, after such consolidation or merger, no stock of any class or other securities ranking senior to or on a parity with the $100 Cumulative Preferred Stock, or securities convertible into any such stock or securities, except the same number of shares of stock and the same amount of other securities with the same voting powers, rights and preferences as the stock and securities of the corporation authorized and outstanding immediately preceding such consolidation or merger, and if each holder of $100 Cumulative Preferred Stock at the time of such consolidation or merger will receive the same number of shares, with the same voting powers, rights and preferences, of the resulting or surviving company as he held of the $100 Cumulative Preferred Stock; and provided further, that in the event of the amendment of the applicable laws of the State of California so as to permit the consolidation or merger of the corporation upon the vote of the holders of less than two-thirds of the outstanding shares of each class of stock of the corporation, then the consent of the holders of only such lesser proportion of the $100 Cumulative Preferred Stock at the time outstanding (but in no event of less than a majority thereof) shall be necessary for effecting or validating the consolidation or merger of the corporation;

provided, however, that no such consent of the holders of the $100 Cumulative Preferred Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, or when such consolidation or merger is to take effect, as the case may be, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of $100 Cumulative Preferred Stock at the time outstanding or, in the case of any such amendment as to which the consent of less than all series of the $100 Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of $100 Cumulative Preferred Stock the consent of which would otherwise be required.

(4)So long as any shares of $100 Cumulative Preferred Stock are outstanding, the consent of the holders of at least a majority of the $100 Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)the increase in the authorized amount of the $100 Cumulative

Preferred Stock or the Cumulative Preferred Stock or the authorization or creation, or the increase in the authorized amount, of any new class of stock ranking on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock or of any security convertible into $100 Cumulative Preferred Stock or Cumulative Preferred Stock or into stock of any class ranking on a parity with the

$100 Cumulative Preferred Stock and the Cumulative Preferred Stock;

(ii)the sale, lease or conveyance of all or substantially all of the property or business of the corporation, or the parting with control thereof; or

(iii)the issue of any additional shares of $100 Cumulative Preferred Stock or Cumulative Preferred Stock (or the reissue of any shares of $100 Cumulative Preferred Stock or Cumulative Preferred Stock) or any shares of stock of any class ranking senior to or on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock, unless the consolidated income of the corporation and its subsidiaries (determined as provided in this paragraph 2) for any thirty-six consecutive calendar months within the thirty-nine calendar months immediately preceding the month within which the issuance of such additional shares is authorized by the Board of Directors of the corporation shall have been in the aggregate not less than one and one-half times the sum of the interest requirements for three years on all of the funded indebtedness and other borrowings of the corporation and its subsidiaries to be outstanding at the date of such proposed issue and the full dividend requirements for three years on all shares of $100 Cumulative Preferred Stock and Cumulative Preferred Stock and all other stock, if any, ranking senior to or on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock to be outstanding at the date of such proposed issue, including the shares then proposed to be issued but excluding any such indebtedness and borrowings and any such shares proposed to be retired in connection with such issue;

provided, however, that no such consent of the holders of the $100 Cumulative Preferred Stock shall be required if, at or prior to the time when the increase in the authorized amount of the $100 Cumulative Preferred Stock or the Cumulative Preferred Stock or the authorization or creation or increase in the authorized amount of any such parity stock or any such convertible security, or any such sale, lease, conveyance, or parting with control, or the issue of any such additional shares of $100 Cumulative Preferred Stock or Cumulative Preferred Stock or any such senior or parity stock, as the case may be, is to be made, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of $100 Cumulative Preferred Stock at the time outstanding.

(d)Redemption: Except as otherwise provided in subparagraph (e) of this paragraph 2, the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock of any series may be redeemed, as a whole or in part, at the option of the corporation, by vote of its Board of Directors, at any time or from time to time (subject to any special provisions affecting or limitations on such right to redeem which may be fixed with respect to any particular series of Cumulative Preferred Stock or $100 Cumulative Preferred Stock), at the applicable redemption price fixed for such series which shall include an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption. If less than all the outstanding shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock of any series first issued prior to August 14, 1973, are to be redeemed, the shares to be redeemed shall be determined prior to the time of each such partial redemption by lot in such manner as the Board of Directors may prescribe. If less than all the outstanding shares of the Cumulative Preferred Stock or $100 Cumulative Preferred Stock of any series first issued on or subsequent to August 14, 1973, are to be redeemed, the shares to be redeemed shall be determined prior to the time of each such partial redemption either by lot in such manner as the Board of Directors may prescribe or, in the alternative at the discretion of the Board of Directors, pro rata to the nearest whole share.

Notice of every redemption of Cumulative Preferred Stock or $100 Cumulative Preferred Stock shall be given by the corporation by causing a notice thereof to be published in a newspaper printed in the English language and published and of general circulation in the City of Los Angeles, California, and in one such newspaper published and of general circulation in the Borough of Manhattan, the City of New York, New York, in each instance at least once a week for two (2) successive weeks and in each instance on any day of the week, commencing not earlier than sixty (60) nor later than thirty (30) days before the date fixed for redemption. It shall be the duty of the corporation to mail a copy of such notice, postage prepaid, to each holder of record of the shares to be redeemed as of the record date, addressed to such holder at his address appearing on the books of the corporation, not earlier than sixty (60) nor later than thirty (30) days before the date fixed for redemption, but the failure to mail such notice as aforesaid shall not invalidate the redemption of such shares. The publication of notice in accordance with the foregoing procedure may be dispensed with in the discretion of the Board of Directors in any case where it determines that the outstanding shares of any series of Cumulative Preferred Stock or $100 Cumulative Preferred Stock are held by no more than ten (10) holders of record, but in any such case, the copy of such notice of redemption specified above shall be delivered by messenger or mailed by registered or certified mail to the address and within the times specified above.

If the corporation shall deposit on or prior to any date fixed for redemption of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to such bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective holders of such shares, the redemption price thereof upon the surrender of their share certificates, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said shares to the holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such shares without interest, upon surrender of their certificates therefor, and the right to exercise, on or before the date fixed for redemption, any right to convert or exchange said shares which may then exist.

Any moneys deposited by the corporation pursuant to this subparagraph (d) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith. Any other moneys deposited by the corporation pursuant to this subparagraph (d) and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the corporation upon its request expressed in a resolution of its Board of Directors.

(e)Miscellaneous: If at any time dividends on any of the outstanding shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, or on any shares of stock of any class ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, shall be in default, thereafter and until all arrears in payment of quarterly dividends on the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock have been paid, or deposited with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000) in trust for payment on or before the next succeeding dividend payment date, the corporation shall not redeem less than all of the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock at the time outstanding and shall not purchase or otherwise acquire for value any Cumulative Preferred Stock or $100 Cumulative Preferred Stock except in accordance with offers made to all holders of Cumulative Preferred Stock and $100 Cumulative Preferred Stock, which offers shall bear a reasonably proportional relationship to the par values and market prices per share of the respective classes.

Except when required by law and except as otherwise provided in this Article, or as may be fixed with respect to any particular series, whenever shares of two or more series of the Cumulative Preferred Stock are outstanding, no particular series of the Cumulative Preferred Stock of all series shall be entitled to vote or consent as a separate series on any matter and all shares of Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

Except when required by law and except as otherwise provided in this Article, or as may be fixed with respect to any particular series, whenever shares of two or more series of the $100 Cumulative Preferred Stock are outstanding, no particular series of the $100 Cumulative Preferred Stock of all series shall be entitled to vote or consent as a separate series on any matter and all shares of $100 Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

Any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, as the case may be, of the corporation, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock.

Neither the consolidation or merger of the corporation nor the sale or transfer of all or a part of its assets nor the expropriation, condemnation or seizure of all or a part of its assets by any governmental body or authority shall be deemed a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this paragraph 2.

3.PREFERENCE STOCK. Shares of the Preference Stock may be issued from time to time in one or more series. To the extent not prohibited by law, the Board of Directors is authorized (i) to fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Whenever in this paragraph 3 the Board of Directors is authorized to “fix,” “determine,” “alter,” “increase” or “decrease” the number of shares, designation, rights, preferences, privileges or restrictions of any series of the Preference Stock, the Board of Directors (including any committee thereof) shall take such action by resolution, but such resolution may specify any of the foregoing matters by reference to indexes, formulas, conversion rates or other objectively ascertainable criteria.

4.COMMON STOCK: Subject to the preferential rights above provided in this Article, or granted pursuant to this Article, with respect to the Cumulative Preferred Stock, the $100 Cumulative Preferred Stock and the Preference Stock, the Common Stock and/or the holders thereof shall have the following dividend rights, liquidation rights and voting rights:

(a)Dividend Rights: The holders of the Common Stock shall be entitled to dividends when and as declared by the Board of Directors out of any funds legally available therefor, in such amounts and at such times as the Board of Directors may from time to time determine.

(b)Liquidation Rights: In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, of the corporation, the remaining assets and funds of the corporation shall be distributed ratably to the holders of the Common Stock.

(c)Voting Rights: The Common Stock shall be entitled to voting rights on the basis of one vote per share.

Seventh: Intentionally omitted.

Eighth: LIMITATION ON LIABILITY OF DIRECTORS AND AUTHORITY TO INDEMNIFY AGENTS:

1.The liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

2.	The corporation is authorized to provide indemnification of agents (as defined in

Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code.

Ninth: SERIES E PREFERENCE STOCK: On January 11, 2012, the Board of Directors adopted resolutions authorizing and providing for the creation of a series of Preference Stock to be designated as Series E Preference Stock, consisting of 250,000 shares (“Series E Preference Stock”).

On January 30, 2012, the Pricing Committee of the Board of Directors adopted resolutions designating an additional 100,000 shares of Series E Preference Stock, with the result that the corporation authorized an aggregate of 350,000 shares of Series E Preference Stock, all of which constitute a single series of Preference Stock. All of the holders of shares of the Series E Preference Stock shall be subject to the following rights, preferences, privileges and restrictions:

1.Dividends

(a)The holders of record (each individually a “Holder,” or collectively the “Holders”) of the shares of Series E Preference Stock (“Series E Shares”) will be entitled to receive, when, as and if declared by the Board of Directors, in its sole discretion out of funds legally available therefor, cumulative cash dividends at a rate equal to (1) 6.250% per annum of the Liquidation Preference for each semi-annual dividend period from the issue date of the Series E Shares to, but excluding, February 1, 2022 (the “Series E Fixed Rate Period”), and (2) the three-month LIBOR rate plus 4.199% per annum of the Series E Liquidation Preference, for each quarterly dividend period from February 1, 2022 through the redemption date of the Series E Shares, if any (the “Series E Floating Rate Period”). Such dividends shall be cumulative without compounding or interest from the date of issue whether or not earned or declared. “Series E Liquidation Preference” means $1,000 per Series E Share.

(i)The dividend rate for each dividend period in the Series E Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London banking day prior to the beginning of the dividend period, which date is the “dividend determination date” for the dividend period. The Calculation Agent then will add three-month LIBOR as determined on the dividend determination date and the applicable spread set forth above. Absent manifest error, the Calculation Agent’s determination of the dividend rate for a dividend period for the Series E Shares will be binding and conclusive. A “London banking day” is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The term “three-month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having an index maturity of three months in amounts of at least $1,000,000, as that rate appears on Reuters screen page “LIBOR01” at approximately 11:00 a.m., London time, on the relevant dividend determination date. If no offered rate appears on Reuters screen page “LIBOR01” on the relevant dividend determination date at approximately 11:00 a.m., London time, then the Calculation Agent, after consultation with the corporation, will select four major banks in the London interbank market and will request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, three-month LIBOR will be the arithmetic average (rounded upward if necessary to the nearest .00001 of 1%) of the quotations provided. Otherwise, the Calculation Agent will select three major banks in New York City and will request each of them to provide a quotation of the rate offered by it at approximately 11:00 a.m., New York City time, on the dividend determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable dividend period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, three-month LIBOR will be the arithmetic average (rounded upward if necessary to the nearest .00001 of 1%) of the quotations provided. Otherwise, three-month LIBOR for the next dividend period will be equal to three-month LIBOR in effect for the then-current dividend period. “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the corporation, acting as Calculation Agent.

(b)When, as and if declared by the Board of Directors, during the Series E Fixed Rate Period, we will pay dividends on the Series E Shares semi-annually, in arrears, on February 1 and August 1 of each year, beginning on August 1, 2012 and ending on February 1, 2022, and during the Series E Floating Rate Period, we will pay dividends on the Series E Shares quarterly, in arrears, on February 1, May 1, August 1 and November 1 of each year, beginning on May 1, 2022 (each such date, a “Series E Dividend Payment Date”). If any date on which dividends would otherwise be payable is not a Business Day, then the Series E Dividend Payment Date will be the next Business Day without any adjustment to the amount of dividends paid. For purposes of Series E Preference Stock, a “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York, or Los Angeles, California are closed.

(c)A dividend period is the period from and including a Series E Dividend Payment Date to but excluding the next Series E Dividend Payment Date, except that the initial dividend period will commence on and include the original issue date of the Series E Shares. Dividends payable on the Series E Shares for the Series E Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series E Shares for the Series E Floating Rate Period will be computed based on the actual number of days in a dividend period and a 360-day year. Dollar amounts resulting from that calculation will be rounded to the nearest cent, with one-half cent being rounded upward.

(d)Dividends will be payable to Holders of Series E Shares on the applicable record date, which shall be a date not exceeding 60 days before the applicable payment date as shall be fixed by the Board of Directors.
(e)So long as any Series E Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the Common Stock or any other stock of the corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series E Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock, nor may any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Series E Shares for the then-current dividend period and all past dividend periods shall have been declared and paid or set apart.

(f)The Board of Directors may, in its discretion, choose to pay dividends on the Series E Shares without the payment of any dividends on the Common Stock (or any other stock of the corporation ranking, as to the payment of dividends, junior to the Series E Shares).

(g)No full dividends shall be declared or paid or set apart for payment on any stock of the corporation ranking, as to the payment of dividends, equally with the Series E Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series E Shares for the then-current dividend period and all past dividend periods. When dividends are not paid in full upon the Series E Shares and all other classes or series of stock of the corporation, if any, ranking, as to the payment of dividends, equally with the Series E Shares, all dividends declared upon the Series E Shares and all such other stock of the corporation will be declared pro rata so that the amount of dividends declared per share of Series E Preference Stock and all such other stock will in all cases bear to each other the same ratio that accrued dividends per share of Series E Preference Stock (but without, in the case of non- cumulative shares, accumulation of unpaid dividends for prior dividend periods) and such other stock bear to each other.

(h)No dividends may be declared or paid or set apart for payment on any Series E Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the corporation ranking, as to the payment of dividends, senior to the Series E Shares.

(i)The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment.

2.Liquidation Rights

(a)Upon any voluntary or involuntary dissolution, liquidation or winding up of the corporation, after payment or provision for the liabilities of the corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series E Shares will be entitled to receive out of the assets of the corporation or proceeds thereof available for distribution to stockholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series E Shares), the Series E Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current dividend period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series E Shares for all past dividend periods.

(b)If the assets of the corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series E Preference Stock and holders of all other classes or series of stock of the corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, on a parity with the Series E Shares, the assets will be distributed to the Holders of Series E Preference Stock and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)Notwithstanding the foregoing, Holders of Series E Preference Stock will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the corporation until holders of any classes or series of stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, senior to the Series E Shares have been paid all amounts to which such classes or series are entitled.

(d)Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, nor the merger, consolidation or combination of the corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Article Ninth, Section 2.

(e)After payment to the Holders of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the corporation to which they are entitled pursuant to this Article Ninth, Section 2, the Holders will not be entitled to any further participation in any distribution of assets by the corporation.

3.Voting Rights

The Series E Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)So long as any Series E Shares are outstanding, the consent of the Holders of at least a majority of the Series E Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)any amendment of the corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series E Shares; or

(ii)the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series E Shares.

provided, however, that no such consent of the Holders of the Series E Preference Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series E Shares at the time outstanding.

(b)On matters requiring their consent, the Holders will be entitled to one vote per share.

4.Redemption

(a)The Series E Shares shall not be redeemable prior to February 1, 2022. On or after that date, subject to the notice provisions set forth in Article Ninth, Section 4(b) below and subject to any further limitations which may be imposed by law, the corporation may redeem the Series E Shares, in whole or in part, at any time or from time to time, out of funds legally available therefor, at a redemption price equal to the Series E Liquidation Preference per share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) from the Dividend Payment Date immediately preceding the redemption date to but excluding the redemption date, plus unpaid dividends on the Series E Shares for all past dividend periods, if any; provided, however that any redemption that would reduce the Series E Liquidation Preference of the Series E Shares outstanding to $50 million or less in the aggregate would be restricted to a redemption in whole only. If less than all of the outstanding Series E Shares are to be redeemed, the corporation will select the Series E Shares to be redeemed from the outstanding Series E Shares not previously called for redemption by lot or pro rata (as nearly as possible) or by any other method that the Board of Directors in its sole discretion deems equitable.

(b)In the event the corporation shall redeem any or all of the Series E Shares as aforesaid, the corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board of Directors for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series E Shares of any other Holder being redeemed.

(c)Notice having been given as herein provided, from and after the redemption date, dividends on the Series E Shares called for redemption shall cease to accrue and such Series E Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)The Series E Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series E Shares.

(e)Any Series E Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the corporation undesignated as to series, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Preference Stock.

(f)If the corporation shall deposit on or prior to any date fixed for redemption of Series E Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the Series E Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Holders of such Series E Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series E Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series E Shares to the Holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series E Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series E Shares without interest.

(g)Any moneys deposited by the corporation pursuant to Article Ninth, Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith.

5.Rank

The Series E Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation:

(a)junior to the Cumulative Preferred Stock and the $100 Cumulative

Preferred Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series E Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation;

(b)equally with any other shares of Preference Stock and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series E Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation; and

(c)senior to the Common Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series E Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.

Tenth: SERIES G PREFERENCE STOCK: On January 23, 2013, the Board of Directors adopted resolutions authorizing and providing for the creation of a series of Preference Stock to be designated as Series E Preference Stock, consisting of 160,004 shares (“Series G Preference Stock”). All of the holders of shares of the Series G Preference Stock shall be subject to the following rights, preferences, privileges and restrictions:

1.Dividends

(a)The Holders of shares of the Series G Preference Stock (“Series G Shares”) will be entitled to receive, when, as and if declared by the Board of Directors or duly authorized committee thereof, in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends which will accrue from and including January 29, 2013, and, if declared, will be payable on March 15, June 15, September 15 and December 15 of each year (each, a “Series G Dividend Payment Date”), commencing June 15, 2013, at the annual rate of 5.10% of the Series G Liquidation Preference. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series G Shares not paid on a Series G Dividend Payment Date and accrued. If a Series G Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Series G Dividend Payment Date, without any increase to account for the period from such Series G Dividend Payment Date through the date of actual payment. Dividends payable on the Series G Shares for any period from but including a Series G Dividend Payment Date to but excluding the next succeeding Series G Dividend Payment Date (a “Series G Dividend Period”) will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series G Shares for the initial Series G Dividend Period and any period shorter than a full Series G Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. “Series G Liquidation Preference” means $2,500.00 per share of the Series G Shares. For purposes of the Series G Preference Stock, “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.

(b)Dividends will be payable to Holders of Series G Shares as of the applicable record date, which record date shall be fixed by the Board of Directors and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Series G Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)So long as any Series G Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the Common Stock or any other stock of the corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series G Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Series G Shares for the then-current quarterly Series G Dividend Period and all past quarterly Series G Dividend Periods shall have been declared and paid or set apart.

(d)The Board of Directors may, in its discretion, choose to pay dividends on the Series G Shares without the payment of any dividends on the Common Stock (or any other stock of the corporation ranking, as to the payment of dividends, junior to the Series G Shares).

(e)No full dividends shall be declared or paid or set apart for payment on any stock of the corporation ranking, as to the payment of dividends, equally with the Series G Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series G Shares for the then-current quarterly Series G Dividend Period and all past quarterly Series G Dividend Periods. When dividends are not paid in full upon the Series G Shares and all other classes or series of stock of the corporation, if any, ranking, as to the payment of dividends, equally with the Series G Shares, all dividends declared upon the Series G Shares and all such other stock of the corporation will be declared pro rata so that the amount of dividends declared for the Series G Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series G Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Series G Dividend Periods).

(f)No dividends may be declared or paid or set apart for payment on any Series G Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the corporation ranking, as to the payment of dividends, senior to the Series G Shares.

(g)The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series G Shares which may be in arrears.

2.Liquidation Rights

(a)Upon any voluntary or involuntary dissolution, liquidation or winding up of the corporation, after payment or provision for the liabilities of the corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series G Shares will be entitled to receive out of the assets of the corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series G Shares), the Series G Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series G Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series G Shares for all past quarterly Series G Dividend Periods, if any.

(b)If the assets of the corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series G Shares and holders of all other classes or series of stock of the corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, equally with the Series G Shares, the assets will be distributed to the Holders of Series G Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)Notwithstanding the foregoing, Holders of Series G Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the corporation until holders of any classes or series of stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, senior to the Series G Shares have been paid all amounts to which such classes or series are entitled.

(d)Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, nor the merger, consolidation or combination of the corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Article Tenth, Section 2.

(e)After payment to the Holders of Series G Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the corporation to which they are entitled pursuant to this Article Tenth, Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the corporation.

3.Voting Rights

The Series G Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)So long as any Series G Shares are outstanding, the consent of the Holders of at least a majority of the Series G Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)any amendment of the corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series G Shares; or

(ii)the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series G Shares.

provided, however, that no such consent of the Holders of Series G Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series G Shares at the time outstanding.

(b)On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.Redemption

(a)The Series G Shares shall be redeemable (i) at the option of the corporation at any time or from time to time on or after March 15, 2018 (an “Optional Series G Redemption”) and (ii) at the option of the corporation exercisable prior to March 15, 2018, if the Holder of all the Series G Shares is SCE Trust II or another Delaware statutory trust in which the corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Series G Redemption”). Subject to the notice provisions set forth in Article Tenth, Section 4(b) below and subject to any further limitations which may be imposed by law, the corporation (y) may redeem the Series G Shares, in whole or in part, in the event of an Optional Series G Redemption and (z) may redeem the Series G Shares in whole but not in part upon occurrence of a Special Event Series G Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Series G Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series G Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series G Shares for all past quarterly Series G Dividend Periods, if any. If less than all of the outstanding Series G Shares are to be redeemed in an Optional Series G Redemption, the corporation will select the Series G Shares to be redeemed from the outstanding Series G Shares not previously called for redemption by lot or pro rata.

(b)In the event the corporation shall redeem any or all of the Series G Shares as aforesaid, the corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board of Directors for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series G Shares of any other Holder being redeemed.

(c)Notice having been given as herein provided, from and after the redemption date, dividends on the Series G Shares called for redemption shall cease to accrue and such Series G Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)The Series G Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series G Shares.

(e)Any Series G Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the corporation undesignated as to series, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Preference Stock.

(f)If the corporation shall deposit on or prior to any date fixed for redemption of the Series G Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series G Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Holders of such Series G Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series G Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series G Shares to the Holders thereof and thereafter said Series G Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series G Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series G Shares without interest.

(g)Any moneys deposited by the corporation pursuant to Article Tenth, Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith.

(h)For purposes of this Article Tenth, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Declaration of Trust of SCE Trust II, a Delaware statutory trust (the “Trust”), dated as of January 29, 2013, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the corporation’s principal place of business.

5.Rank

The Series G Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation:

(a)junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series G Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation;

(b)equally with any other shares of Preference Stock and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series G Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation; and

(c)senior to the Common Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series G Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.

Eleventh: SERIES H PREFERENCE STOCK: On February 27, 2014, the Board of Directors adopted resolutions authorizing and providing for the creation of a series of Preference Stock to be designated as Series H Preference Stock, consisting of 110,004 shares (“Series H Preference Stock”). All of the holders of shares of the Series H Preference Stock shall be subject to the following rights, preferences, privileges and restrictions:

1.Dividends

(a)The Holders of shares of the Series H Preference Stock (“Series H Shares”) will be entitled to receive, when, as and if declared by the Board of Directors or duly authorized committee thereof, in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends at an annual rate equal to (1) 5.75% of the Series H Liquidation Preference for each Series H Dividend Period (as defined below) from, and including, the issue date of the Series H Shares to, but excluding, March 15, 2024 (the “Series H Fixed Rate Period”), and (2) the three- month LIBOR rate plus 2.99% of the Series H Liquidation Preference, for each Series H Dividend Period from, and including, March 15, 2024 through, but excluding, the redemption date of the Series H Shares, if any (the “Series H Floating Rate Period”). When, as and if declared by the Board of Directors, we will pay dividends on the Series H Shares quarterly, in arrears, on March 15, June 15, September 15 and December 15 of each year (each, a “Series H Dividend Payment Date”), commencing June 15, 2014. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series H Shares not paid on a Series H Dividend Payment Date and accrued. If a Series H Dividend Payment Date during the Series H Fixed Rate Period is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Series H Dividend Payment Date, without any increase to account for the period from such Series H Dividend Payment Date through the date of actual payment. If any Series H Dividend Payment Date during the Series H Floating Rate Period is not a Business Day, the related dividend (if declared) will be payable on the next succeeding Business Day, with the same force and effect as though paid on the Series H Dividend Payment Date, without any increase to account for the period from such Series H Dividend Payment Date through the date of actual payment, unless that day falls in the next calendar month, in which case the Series H Dividend Payment Date will be the immediately preceding Business Day. Dividends payable on the Series H Shares for any period from but including a Series H Dividend Payment Date to but excluding the next succeeding Series H Dividend Payment Date (a “Series H Dividend Period”) during the Series H Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series H Shares for the initial Series H Dividend Period and any period shorter than a full Series H Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. Dividends payable on the Series H Shares for any Series H Dividend Period during the Series H Floating Rate Period will be computed based on the actual number of days in a Series H Dividend Period and a 360-day year. “Series H Liquidation Preference” means $2,500.00 per share of the Series H Shares. For purposes of the Series H Preference Stock, “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.

(i)The dividend rate for each Series H Dividend Period in the Series H Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London Business Day (as defined below) prior to the beginning of the applicable Series H Dividend Period, which date is the “Series H Dividend Determination Date” for the Series H Dividend Period. The Calculation Agent then will add 2.99% to three- month LIBOR as determined on the Series H Dividend Determination Date. Absent manifest error, the Calculation Agent’s determination of the dividend rate for a Series H Dividend Period in the Series H Floating Rate Period for the Series H Shares will be binding and conclusive.

(ii)The term “three-month LIBOR” means (a) the offered quotation to leading banks in the London interbank market for three- month dollar deposits as defined by the British Bankers’ Association (or its successor in such capacity, such as NYSE Euronext Rate Administration Ltd.) and calculated by their appointed calculation agent and published, as such rate appears: (i) on the Reuters Monitor Money Rates Service Page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m. (London time) on the Series H Dividend Determination Date, (b) if no such rate is so published, then the rate for the Series H Dividend Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month dollar deposits quoted to the Calculation Agent as of 11:00 a.m. (London time) on the Series H Dividend Determination Date; it being understood that at least two such quotes must have been so provided to the Calculation Agent, or (c) if LIBOR cannot be determined on the Series H Dividend Determination Date using the foregoing methods, then the LIBOR for the relevant dividend period shall be the LIBOR as determined using the foregoing methods for the first day before the Series H Dividend Determination Date on which LIBOR can be so determined. “Reuters Monitor Money Rates Service Page LIBOR01” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). For purposes of the Series H Preference Stock, “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market and “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the corporation, acting as Calculation Agent

(iii)All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred- thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

(b)Dividends will be payable to Holders of Series H Shares as of the applicable record date, which record date shall be fixed by the Board of Directors and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Series H Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)So long as any Series H Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the Common Stock or any other stock of the corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series H Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Series H Shares for the then-current quarterly Series H Dividend Period and all past quarterly Series H Dividend Periods shall have been declared and paid or set apart.

(d)The Board of Directors may, in its discretion, choose to pay dividends on the Series H Shares without the payment of any dividends on the Common Stock (or any other stock of the corporation ranking, as to the payment of dividends, junior to the Series H Shares).

(e)No full dividends shall be declared or paid or set apart for payment on any stock of the corporation ranking, as to the payment of dividends, equally with the Series H Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series H Shares for the then-current quarterly Series H Dividend Period and all past quarterly Series H Dividend Periods. When dividends are not paid in full upon the Series H Shares and all other classes or series of stock of the corporation, if any, ranking, as to the payment of dividends, equally with the Series H Shares, all dividends declared upon the Series H Shares and all such other stock of the corporation will be declared pro rata so that the amount of dividends declared for the Series H Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series H Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Series H Dividend Periods).

(f)No dividends may be declared or paid or set apart for payment on any Series H Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the corporation ranking, as to the payment of dividends, senior to the Series H Shares.

(g)The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series H Shares which may be in arrears.

2.Liquidation Rights

(a)Upon any voluntary or involuntary dissolution, liquidation or winding up of the corporation, after payment or provision for the liabilities of the corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series H Shares will be entitled to receive out of the assets of the corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series H Shares), the

Series H Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series H Shares for all past quarterly Dividend Periods, if any.

(b)If the assets of the corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series H Shares and holders of all other classes or series of stock of the corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, equally with the Series H Shares, the assets will be distributed to the Holders of Series H Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)Notwithstanding the foregoing, Holders of Series H Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the corporation until holders of any classes or series of stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, senior to the Series H Shares have been paid all amounts to which such classes or series are entitled.

(d)Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, nor the merger, consolidation or combination of the corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Article Eleventh, Section 2.

(e)After payment to the Holders of Series H Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the corporation to which they are entitled pursuant to this Article Eleventh, Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the corporation.

3.Voting Rights

The Series H Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)So long as any Series H Shares are outstanding, the consent of the Holders of at least a majority of the Series H Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)any amendment of the corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series H Shares; or

(ii)the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series H Shares.

provided, however, that no such consent of the Holders of Series H Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series H Shares at the time outstanding.

(b)On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.Redemption

(a)The Series H Shares shall be redeemable (i) at the option of the corporation at any time or from time to time on or after March 15, 2024 (an “Optional Series H Redemption”) and (ii) at the option of the corporation exercisable prior to March 15, 2024, if the Holder of all the Series H Shares is SCE Trust III or another Delaware statutory trust in which the corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Series H Redemption”). Subject to the notice provisions set forth in Article Eleventh, Section 4(b) below and subject to any further limitations which may be imposed by law, the corporation (y) may redeem the Series H Shares, in whole or in part, in the event of an Optional Series H Redemption and (z) may redeem the Series H Shares in whole but not in part upon occurrence of a Special Event Series H Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Series H Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series H Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series H Shares for all past quarterly Series H Dividend Periods, if any. If less than all of the outstanding Series H Shares are to be redeemed in an Optional Series H Redemption, the corporation will select the Series H Shares to be redeemed from the outstanding Series H Shares not previously called for redemption by lot or pro rata.

(b)In the event the corporation shall redeem any or all of the Series H Shares as aforesaid, the corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board of Directors for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series H Shares of any other Holder being redeemed.

(c)Notice having been given as herein provided, from and after the redemption date, dividends on the Series H Shares called for redemption shall cease to accrue and such Series H Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)The Series H Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series H Shares.

(e)Any Series H Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the corporation undesignated as to series, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Preference Stock.

(f)If the corporation shall deposit on or prior to any date fixed for redemption of the Series H Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series H Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Holders of such Series H Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series H Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series H Shares to the Holders thereof and thereafter said Series H Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series H Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series H Shares without interest.

(g)Any moneys deposited by the corporation pursuant to Article Eleventh, Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith.

(h)For purposes of this Article Eleventh, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Declaration of Trust of SCE Trust III, a Delaware statutory trust (the “Trust”), dated as of March 6, 2014, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the corporation’s principal place of business.

5.Rank

The Series H Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation:

(a)junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series H Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation;

(b)equally with any other shares of Preference Stock and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series H Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation; and

(c)senior to the Common Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series H Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.

Twelfth: SERIES J PREFERENCE STOCK: On August 17, 2015, the Board of Directors adopted resolutions authorizing and providing for the creation of a series of Preference Stock to be designated as Series J Preference Stock, consisting of 130,004 shares (“Series J Preference Stock”). All of the holders of shares of the Series J Preference Stock shall be subject to the following rights, preferences, privileges and restrictions:

1.Dividends

(a)The Holders of shares of the Series J Preference Stock (“Series J Shares”) will be entitled to receive, when, as and if declared by the Board of Directors of Directors or duly authorized committee thereof, in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends at an annual rate equal to (1) 5.375% of the Series J Liquidation Preference for each Series J Dividend Period (as defined below) from, and including, the issue date of the Series J Shares to, but excluding, September 15, 2025 (the “Series J Fixed Rate Period”), and (2) the three- month LIBOR rate plus 3.132% of the Series J Liquidation Preference, for each Series J Dividend Period from, and including, September 15, 2025 through, but excluding, the redemption date of the Series J Shares, if any (the “Series J Floating Rate Period”). When, as and if declared by the Board of Directors, we will pay dividends on the Series J Shares quarterly, in arrears, on March 15, June 15, September 15 and December 15 of each year (each, a “Series J Dividend Payment Date”), commencing December 15, 2015. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series J Shares not paid on a Series J Dividend Payment Date and accrued. If a Series J Dividend Payment Date during the Series J Fixed Rate Period is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Series J Dividend Payment Date, without any increase to account for the period from such Series J Dividend Payment Date through the date of actual payment. If any Series J Dividend Payment Date during the Series J Floating Rate Period is not a Business Day, the related dividend (if declared) will be payable on the next succeeding Business Day unless that day falls in the next calendar month, in which case the Series J Dividend Payment Date will be the immediately preceding Business Day, and the related dividend will be calculated as set forth below using the actual number of days elapsed in the period. Dividends payable on the Series J Shares for any period from but including a Series J Dividend Payment Date to but excluding the next succeeding Series J Dividend Payment Date (a “Dividend Period”) during the Series J Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series J Shares for the initial Series J Dividend Period and any period shorter than a full Series J Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. Dividends payable on the Series J Shares for any Series J Dividend Period during the Series J Floating Rate Period will be computed based on the actual number of days in a Series J Dividend Period and a 360-day year. “Series J Liquidation Preference” means $2,500.00 per share of the Series J Shares. For purposes of the Series J Preference Stock, “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.

(i)The dividend rate for each Series J Dividend Period in the Series J Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London Business Day (as defined below) prior to the beginning of the applicable Series J Dividend Period, which date is the “Series J Dividend Determination Date” for the Series J Dividend Period. The Calculation Agent then will add 3.132% to three- month LIBOR as determined on the Series J Dividend Determination Date. Absent manifest error, the Calculation Agent’s determination of the dividend rate for a Series J Dividend Period in the Series J Floating Rate Period for the Series J Shares will be binding and conclusive.

(ii)The term “three-month LIBOR” means (a) the offered quotation to leading banks in the London interbank market for three- month dollar deposits as defined by the British Bankers’ Association (or its successor in such capacity, such as NYSE Euronext Rate Administration Ltd.) and calculated by their appointed calculation agent and published, as such rate appears: (i) on the Reuters Monitor Money Rates Service Page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m. (London time) on the Series J Dividend Determination Date, (b) if no such rate is so published, then the rate for the Series J Dividend Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month dollar deposits quoted to the Calculation Agent as of 11:00 a.m. (London time) on the Series J Dividend Determination Date; it being understood that at least two such quotes must have been so provided to the Calculation Agent, or (c) if LIBOR cannot be determined on the Series J Dividend Determination Date using the foregoing methods, then the LIBOR for the relevant dividend period shall be the LIBOR as determined using the foregoing methods for the first day before the Series J Dividend Determination Date on which LIBOR can be so determined. “Reuters Monitor Money Rates Service Page LIBOR01” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). For purposes of the Series J Preference Stock, “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market and “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the corporation, acting as Calculation Agent.

(iii)All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred- thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

(b)Dividends will be payable to Holders as of the applicable record date, which record date shall be fixed by the Board of Directors and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Series J Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)So long as any Series J Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the Common Stock or any other stock of the corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series J Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Series J Shares for the then-current quarterly Series J Dividend Period and all past quarterly Series J Dividend Periods shall have been declared and paid or set apart.

(d)The Board of Directors may, in its discretion, choose to pay dividends on the Series J Shares without the payment of any dividends on the Common Stock (or any other stock of the corporation ranking, as to the payment of dividends, junior to the Series J Shares).

(e)No full dividends shall be declared or paid or set apart for payment on any stock of the corporation ranking, as to the payment of dividends, equally with the Series J Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series J Shares for the then-current quarterly Series J Dividend Period and all past quarterly Series J Dividend Periods. When dividends are not paid in full upon the Series J Shares and all other classes or series of stock of the corporation, if any, ranking, as to the payment of dividends, equally with the Series J Shares, all dividends declared upon the Series J Shares and all such other stock of the corporation will be declared pro rata so that the amount of dividends declared for the Series J Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series J Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Series J Dividend Periods).

(f)No dividends may be declared or paid or set apart for payment on any Series J Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the corporation ranking, as to the payment of dividends, senior to the Series J Shares.

(g)The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series J Shares which may be in arrears.

2.Liquidation Rights

(a)Upon any voluntary or involuntary dissolution, liquidation or winding up of the corporation, after payment or provision for the liabilities of the corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series J Shares will be entitled to receive out of the assets of the corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series J Shares), the Series J Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series J Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series J Shares for all past quarterly Series J Dividend Periods, if any.

(b)If the assets of the corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series J Shares and holders of all other classes or series of stock of the corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, equally with the Series J Shares, the assets will be distributed to the Holders of Series J Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non- cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)Notwithstanding the foregoing, Holders of Series J Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the corporation until holders of any classes or series of stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, senior to the Series J Shares have been paid all amounts to which such classes or series are entitled.

(d)Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, nor the merger, consolidation or combination of the corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Article Twelfth, Section 2.

(e)After payment to the Holders of Series J Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the corporation to which they are entitled pursuant to this Article Twelfth, Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the corporation.

3.Voting Rights

The Series J Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)So long as any Series J Shares are outstanding, the consent of the Holders of at least a majority of the Series J Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)any amendment of the corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series J Shares; or

(ii)the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class,

ranking senior to the Series J Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.

provided, however, that no such consent of the Holders of Series J Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series J Shares at the time outstanding.

(b)On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.Redemption

(a)The Series J Shares shall be redeemable (i) at the option of the corporation at any time or from time to time on or after September 15, 2025 (an “Optional Series J Redemption”) and (ii) at the option of the corporation exercisable prior to September 15, 2025, if the Holder of all the Series J Shares is SCE Trust IV or another Delaware statutory trust in which the corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Series J Redemption”). Subject to the notice provisions set forth in Article Twelfth, Section 4(b) below and subject to any further limitations which may be imposed by law, the corporation (y) may redeem the Series J Shares, in whole or in part, in the event of an Optional Series J Redemption and (z) may redeem the Series J Shares in whole but not in part upon occurrence of a Special Event Series J Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Series J Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series J Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series J Shares for all past quarterly Series J Dividend Periods, if any. If less than all of the outstanding Series J Shares are to be redeemed in an Optional Series J Redemption, the corporation will select the Series J Shares to be redeemed from the outstanding Series J Shares not previously called for redemption by lot or pro rata.

(b)In the event the corporation shall redeem any or all of the Series J Shares as aforesaid, the corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board of Directors for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series J Shares of any other Holder being redeemed.

(c)Notice having been given as herein provided, from and after the redemption date, dividends on the Series J Shares called for redemption shall cease to accrue and such Series J Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)The Series J Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series J Shares.

(e)Any Series J Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the corporation undesignated as to series, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Preference Stock.

(f)If the corporation shall deposit on or prior to any date fixed for redemption of the Series J Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series J Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Holders of such Series J Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series J Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series J Shares to the Holders thereof and thereafter said Series J Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series J Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series J Shares without interest.

(g)Any moneys deposited by the corporation pursuant to Article Twelfth, Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith.

(h)For purposes of this Article Twelfth, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Declaration of Trust of SCE Trust IV, a Delaware statutory trust (the “Trust”), dated as of August 24, 2015, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the corporation’s principal place of business.

5.Rank

The Series J Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation:

(a)junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series J Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation;

(b)equally with any other shares of Preference Stock and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series J Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation; and
(c)senior to the Common Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series J Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.

Thirteenth: SERIES K PREFERENCE STOCK: On March 1, 2016, the Board of Directors adopted resolutions authorizing and providing for the creation of a series of Preference Stock to be designated as Series K Preference Stock, consisting of 120,004 shares (“Series K Preference Stock”). All of the holders of shares of the Series K Preference Stock shall be subject to the following rights, preferences, privileges and restrictions:

1.Dividends

(a)The Holders of shares of the Series K Preference Stock (“Series K Shares”) will be entitled to receive, when, as and if declared by the Board of Directors or duly authorized committee thereof, in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends at an annual rate equal to (1) 5.45% of the Series K Liquidation Preference for each Dividend Period (as defined below) from, and including, the issue date of the Series K Shares to, but excluding, March 15, 2026 (the “Series K Fixed Rate Period”), and (2) the three- month LIBOR rate plus 3.79% of the Series K Liquidation Preference, for each Dividend Period from, and including, March 15, 2026 through, but excluding, the redemption date of the Series K Shares, if any (the “Series K Floating Rate Period”). When, as and if declared by the Board of Directors, we will pay dividends on the Series K Shares quarterly, in arrears, on March 15, June 15, September 15 and December 15 of each year (each, a “Series K Dividend Payment Date”), commencing June 15, 2016. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series K Shares not paid on a Series K Dividend Payment Date and accrued. If a Series K Dividend Payment Date during the Series K Fixed Rate Period is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Series K Dividend Payment Date, without any increase to account for the period from such Series K Dividend Payment Date through the date of actual payment. If any Series K Dividend Payment Date during the Series K Floating Rate Period is not a Business Day, the related dividend (if declared) will be payable on the next succeeding Business Day unless that day falls in the next calendar month, in which case the Series K Dividend Payment Date will be the immediately preceding Business Day. Dividends payable on the Series K Shares for any period from but including a Series K Dividend Payment Date to but excluding the next succeeding Series K Dividend Payment Date (a “Series K Dividend Period”) during the Series K Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series K Shares for the initial Series K Dividend Period and any period shorter than a full Series K Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. Dividends payable on the Series K Shares for any Series K Dividend Period during the Series K Floating Rate Period will be computed based on the actual number of days in a Series K Dividend Period and a 360-day year. “Series K Liquidation Preference” means $2,500.00 per share of the Series K Shares. For purposes of the Series K Preference Stock, “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.

(i)The dividend rate for each Series K Dividend Period in the Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London Business

Day (as defined below) prior to the beginning of the applicable Series K Dividend Period, which date is the “Dividend Determination Date” for the Series K Dividend Period. The Calculation Agent then will add 3.79% to three- month LIBOR as determined on the Series K Dividend Determination Date. Absent manifest error, the Calculation Agent’s determination of the dividend rate for a Series K Dividend Period in the Floating Rate Period for the Series K Shares will be binding and conclusive.

(ii)The term “three-month LIBOR” means (a) the offered quotation for three-month dollar deposits as such rate appears: (i) on Reuters screen page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m. (London time) on the Series K Dividend Determination Date, (b) if no such rate is so published, then the rate for the Series K Dividend Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month dollar deposits quoted to the Calculation Agent as of 11:00 a.m. (London time) on the Series K Dividend Determination Date; it being understood that at least two such quotes must have been so provided to the Calculation Agent, or (c) if LIBOR cannot be determined on the Series K Dividend Determination Date using the foregoing methods, then the LIBOR for the relevant dividend period shall be LIBOR as determined using the foregoing methods for the first day before the Series K Dividend Determination Date on which LIBOR can be so determined. “Reuters screen page LIBOR01” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). For purposes of the Series K Preference Stock, “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market and “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the corporation, acting as Calculation Agent

(iii)All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred- thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

(b)Dividends will be payable to Holders of Series J Shares as of the applicable record date, which record date shall be fixed by the Board of Directors and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Series K Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)So long as any Series K Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the Common Stock or any other stock of the corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series K Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Series K Shares for the then-current quarterly Series K Dividend Period and all past quarterly Dividend Periods shall have been declared and paid or set apart.

(d)The Board of Directors may, in its discretion, choose to pay dividends on the Series K Shares without the payment of any dividends on the Common Stock (or any other stock of the corporation ranking, as to the payment of dividends, junior to the Series K Shares).

(e)No full dividends shall be declared or paid or set apart for payment on any stock of the corporation ranking, as to the payment of dividends, equally with the Series K Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series K Shares for the then-current quarterly Series K Dividend Period and all past quarterly Series K Dividend Periods. When dividends are not paid in full upon the Series K Shares and all other classes or series of stock of the corporation, if any, ranking, as to the payment of dividends, equally with the Series K Shares, all dividends declared upon the Series K Shares and all such other stock of the corporation will be declared pro rata so that the amount of dividends declared for the Series K Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series K Shares and for all such other stock bear to each other (but without, in the case of non- cumulative shares of such other stock, accumulation of unpaid dividends for prior Series K Dividend Periods).

(f)No dividends may be declared or paid or set apart for payment on any Series K Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the corporation ranking, as to the payment of dividends, senior to the Series K Shares.

(g)The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series K Shares which may be in arrears.

2.Liquidation Rights

(a)Upon any voluntary or involuntary dissolution, liquidation or winding up of the corporation, after payment or provision for the liabilities of the corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series K Shares will be entitled to receive out of the assets of the corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series K Shares), the Series K Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series K Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series K Shares for all past quarterly Series K Dividend Periods, if any.

(b)If the assets of the corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series K Shares and holders of all other classes or series of stock of the corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, equally with the Series K Shares, the assets will be distributed to the Holders of Series K Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)Notwithstanding the foregoing, Holders of Series K Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the corporation until holders of any classes or series of stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, senior to the Series K Shares have been paid all amounts to which such classes or series are entitled.

(d)Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, nor the merger, consolidation or combination of the corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Article Thirteenth, Section 2.

(e)After payment to the Holders of Series K Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the corporation to which they are entitled pursuant to this Article Thirteenth, Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the corporation.

3.Voting Rights

The Series K Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)So long as any Series K Shares are outstanding, the consent of the Holders of at least a majority of the Series K Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)any amendment of the corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series K Shares; or

(ii)the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series K Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.

provided, however, that no such consent of the Holders of Series K Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series K Shares at the time outstanding.

(b)On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.Redemption

(a)The Series K Shares shall be redeemable (i) at the option of the corporation at any time or from time to time on or after March 15, 2026 (an “Optional Series K Redemption”) and (ii) at the option of the corporation exercisable prior to March 15, 2026, if the Holder of all the Series K Shares is SCE Trust V or another Delaware statutory trust in which the corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Series K Redemption”). Subject to the notice provisions set forth in Article Thirteenth, Section 4(b) below and subject to any further limitations which may be imposed by law, the corporation (y) may redeem the Series K Shares, in whole or in part, in the event of an Optional Series K Redemption and (z) may redeem the Series K Shares in whole but not in part upon occurrence of a Special Event Series K Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Series K Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series K Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series K Shares for all past quarterly Series K Dividend Periods, if any. If less than all of the outstanding Series K Shares are to be redeemed in an Optional Series K Redemption, the corporation will select the Series K Shares to be redeemed from the outstanding Series K Shares not previously called for redemption by lot or pro rata.

(b)In the event the corporation shall redeem any or all of the Series K Shares as aforesaid, the corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board of Directors for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series K Shares of any other Holder being redeemed.

(c)Notice having been given as herein provided, from and after the redemption date, dividends on the Series K Shares called for redemption shall cease to accrue and such Series K Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)The Series K Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series K Shares.

(e)Any Series K Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the corporation undesignated as to series, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Preference Stock.

(f)If the corporation shall deposit on or prior to any date fixed for redemption of the Series K Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series K Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Holders of such Series K Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series K Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series K Shares to the Holders thereof and thereafter said Series K Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series K Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series K Shares without interest.

(g)Any moneys deposited by the corporation pursuant to Article Thirteenth, Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith.

(h)For purposes of this Article Thirteenth, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Amended and Restated Declaration of Trust of SCE Trust V, a Delaware statutory trust (the “Trust”), dated as of March 8, 2016, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the corporation’s principal place of business.

5.Rank

The Series K Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation:

(a)junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series K Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation;

(b)equally with any other shares of Preference Stock and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series K Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation; and

(c)senior to the Common Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series K Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.

Fourteenth: SERIES L PREFERENCE STOCK: On June 19, 2017, the Board of Directors adopted resolutions authorizing and providing for the creation of a series of Preference Stock to be designated as Series L Preference Stock, consisting of 190,004 shares (“Series L Preference Stock”). All of the holders of shares of the Series L Preference Stock shall be subject to the following rights, preferences, privileges and restrictions:

1.Dividends

(a)The Holders of shares of the Series L Preference Stock (“Series L Shares”) will be entitled to receive, when, as and if declared by the Board of Directors or duly authorized committee thereof, in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends at an annual rate equal to 5.00% of the Series L Liquidation Preference from, and including, the issue date of the Series L Shares through, but excluding, the redemption date of the Series L Shares, if any. When, as and if declared by the Board of Directors, we will pay dividends on the Series L Shares quarterly, in arrears, on March 15, June 15, September 15 and December 15 of each year (each, a “Series L Dividend Payment Date”), commencing September 15, 2017. Such dividends shall be cumulative from the date of issue whether or not declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series L Shares not paid on a Series L Dividend Payment Date and accrued. If a Series L Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Series L Dividend Payment Date, without any increase to account for the period from such Series L Dividend Payment Date through the date of actual payment. Dividends payable on the Series L Shares for any period from but including a Series L Dividend Payment Date to but excluding the next succeeding Series L Dividend Payment Date (a “Series L Dividend Period”) will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that dividends payable on the Series L Shares for the initial Dividend Period and any period shorter than a full Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. “Series L Liquidation Preference” means $2,500.00 per share of the Series L Shares. For purposes of the Series L Preference Stock, “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.

(b)Dividends will be payable to Holders of Series L Shares as of the applicable record date, which record date shall be fixed by the Board of Directors and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Series L Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)So long as any Series L Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the Common Stock or any other stock of the corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series L Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Series L Shares for the then-current quarterly Series L Dividend Period and all past quarterly Series L Dividend Periods shall have been declared and paid or set apart.

(d)The Board of Directors may, in its discretion, choose to pay dividends on the Series L Shares without the payment of any dividends on the Common Stock (or any other stock of the corporation ranking, as to the payment of dividends, junior to the Series L Shares).

(e)No full dividends shall be declared or paid or set apart for payment on any stock of the corporation ranking, as to the payment of dividends, equally with the Series L Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series L Shares for the then-current quarterly Series L Dividend Period and all past Series L quarterly Dividend Periods. When dividends are not paid in full upon the Series L Shares and all other classes or series of stock of the corporation, if any, ranking, as to the payment of dividends, equally with the Series L Shares, all dividends declared upon the Series L Shares and all such other stock of the corporation will be declared pro rata so that the amount of dividends declared for the Series L Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series L Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Series L Dividend Periods).

(f)No dividends may be declared or paid or set apart for payment on any Series L Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the corporation ranking, as to the payment of dividends, senior to the Series L Shares.

(g)The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series L Shares which may be in arrears.

2.Liquidation Rights

(a)Upon any voluntary or involuntary dissolution, liquidation or winding up of the corporation, after payment or provision for the liabilities of the corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series L Shares will be entitled to receive out of the assets of the corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, junior to the Series L Shares), the Series L Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series L Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series L Shares for all past quarterly Series L Dividend Periods, if any.

(b)If the assets of the corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series L Shares and holders of all other classes or series of stock of the corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, equally with the Series L Shares, the assets will be distributed to the Holders of Series L Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)Notwithstanding the foregoing, Holders of Series L Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the corporation until holders of any classes or series of stock of the corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the corporation, senior to the Series L Shares have been paid all amounts to which such classes or series are entitled.

(d)Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the corporation, nor the merger, consolidation or combination of the corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Article Fourteenth, Section 2.

(e)After payment to the Holders of Series L Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the corporation to which they are entitled pursuant to this Article Fourteenth, Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the corporation.

3.Voting Rights

The Series L Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)So long as any Series L Shares are outstanding, the consent of the Holders of at least a majority of the Series L Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)any amendment of the corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series L Shares; or

(ii)the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series L Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.

provided, however, that no such consent of the Holders of Series L Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series L Shares at the time outstanding.

(b)On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.Redemption

(a)Subject to the notice provisions set forth in this Article Fourteenth, Section 4(c) below and subject to any further limitations which may be imposed by law, the Series L Shares shall be redeemable out of funds legally available therefor (i) at the option of the corporation at any time or from time to time, in whole or in part, on or after June 26, 2022 (an “Optional Series L Redemption”), (ii) at the option of the corporation exercisable prior to June 26, 2022, if the Holder of all the Series L Shares is SCE Trust VI or another Delaware statutory trust in which the corporation owns all of the securities thereof designated as common securities, at any time, in whole but not in part, within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Series L Redemption”), and (iii) at the option of the corporation exercisable prior to June 26, 2022 at any time, in whole but not in part, after a Rating Agency Event (a “Rating Agency Series L Redemption”).

(b)The redemption price for the Series L Shares being redeemed shall be, (i) in the event of an Optional Series L Redemption, the Series L Liquidation Preference per Series L Share being redeemed, (ii) in the event of a Special Event Series L Redemption, 101% of the Series L Liquidation Preference per Series L Share being redeemed; and (iii) in the event of a Rating Agency Series L Redemption, 102% of the Series L Liquidation Preference per Series L Share being redeemed, plus in each case an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Series L Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series L Shares being redeemed for all past quarterly Series L Dividend Periods, if any. If less than all of the outstanding Series L Shares are to be redeemed in an Optional Series L Redemption, the corporation will select the Series L Shares to be redeemed from the outstanding Series L Shares not previously called for redemption by lot or pro rata.

(c)In the event the corporation shall redeem any or all of the Series L Shares as aforesaid, the corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board of Directors for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series L Shares of any other Holder being redeemed.

(d)Notice having been given as herein provided, from and after the redemption date, dividends on the Series L Shares called for redemption shall cease to accrue and such Series L Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(e)The Series L Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series L Shares.

(f)Any Series L Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the corporation undesignated as to series, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Preference Stock.

(g)If the corporation shall deposit on or prior to any date fixed for redemption of the Series L Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series L Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective Holders of such Series L Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series L Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series L Shares to the Holders thereof and thereafter said Series L Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series L Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series L Shares without interest.

(h)Any moneys deposited by the corporation pursuant to Article Fourteenth, Section 4(g) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith.

(i)For purposes of this Article Fourteenth, “Investment Company Event,” “Tax Event” and “Rating Agency Event” shall have the meanings ascribed to such terms in the Amended and Restated Declaration of Trust of SCE Trust VI, a Delaware statutory trust (the “Trust”), dated as of June 26, 2017, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the corporation’s principal place of business.

5.Rank

The Series L Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation:

(a)junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series L Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation;

(b)equally with any other shares of Preference Stock and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series L Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation; and

(c)senior to the Common Stock, and any other equity securities that the corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series L Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the corporation.”

The Board of Directors of Southern California Edison Company has approved this Certificate of Amended and Restated Articles of Incorporation. The foregoing amendment to the

Articles of Incorporation of Southern California Edison Company has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation entitled to vote on the amendment and restatement was 434,888,104 shares of Common Stock. There are no outstanding shares of Cumulative Preferred Stock, $100 Cumulative Preferred Stock, Series D Preference Stock, or Series F Preference Stock of the corporation. The number of shares voting in favor of the amendment and restatement equaled or exceeded the vote required. The percentage vote required was not less than 66 2/3% of the outstanding shares of Common Stock.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

IN WITNESS WHEREOF, the undersigned have executed this certificate on this 24th day of August, 2023.

 /s/ Alisa Do
Alisa Do
Vice President and Corporate Secretary

of Southern California Edison Company

 /s/ Michael A. Henry
Michael A. Henry
Assistant Corporate Secretary

of Southern California Edison Company